SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 25, 1998

                       Data Systems Network Corporation
            (Exact name of registrant as specified in its charter)

                                   Michigan
                (State or other jurisdiction of incorporation)

             1-13424                                 38-2649874
     (Commission File Number)              (IRS Employer Identification No.)

   34705 West Twelve Mile Road, Suite 300, Farmington Hills, Michigan 48331
             (Address of principal executive offices)   (Zip Code)

      Registrant's telephone number, including area code:  (248) 489-8700

                                Not Applicable
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On June 25, Data Systems Network Corporation issued a press release announcing the determination by a Nasdaq Listing Qualification Panel to delist the Company's stock. The press release is attached hereto as Exhibit
99.1 and incorporated herein by reference. On July 1, the Company announced the sale of its shares in Unified Network Service, Inc. The press release is attached hereto as Exhibit 99.2 and incorporated herein by reference. On July 30, 1998 the Company issued a press release regarding certain agreements with the Company's lender. The press release is attached hereto as Exhibit
99.3 and incorporated herein by reference.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1    Press Release, dated June 25, 1998
Exhibit 99.2    Press Release, dated July 1, 1998
tExhibit 99.3    Press Release, dated July 30, 1998


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 31, 1998                               DATA SYSTEMS NETWORK CORPORATION


                                           By: /s/ Michael W. Grieves
                                               -----------------------------
                                               Michael W. Grieves
                                               Chairman, President and Chief
                                               Executive Officer